FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): August 1, 2003

                        Commission file number 333-07429
                                               333-07429-01

                       Remington Products Company, L.L.C.
                             Remington Capital Corp.
            (Exact name of registrant as specified in their charters)

                                                      06-1451076
                Delaware                              06-1451079
--------------------------------------              ----------------
 (State or other jurisdiction of                    (IRS Employer
incorporation or organization)                       identification Nos.)


60 Main Street, Bridgeport, Connecticut               06604
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(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (203) 367-4400
                                                     -------------

Item 9. Regulation FD Disclosure; Item 12. Results of Operations and Financial Condition

     On August 1, 2003, the Company issued a press release on its results for the three and six months ended June 30, 2003 which is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

         99.1 Press Release, dated August 1, 2003 of Remington Products Company, L.L.C.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               REMINGTON PRODUCTS COMPANY, L.L.C.


                               By:          /s/ Kris J. Kelley
                                  ------------------------------------------
                               Kris J. Kelley, Vice President and Controller

Date:  August 1, 2003